Filed pursuant to Rule 497(e)

Registration Nos. 333-221764, 811-23312

Fundstrat Granny Shots US Small- & Mid-Cap ETF (GRNJ)

Fundstrat Granny Shots US Large Cap & Income ETF (GRNI)

(the “Fund”)

listed on NYSE Arca Inc.

May 27, 2026

Supplement to the Statement of Additional Information,

dated November 10, 2025

Effective immediately, the section titled “Portfolio Manager Compensation” is amended and restated with the following disclosure:

The Sub-Adviser's compensation philosophy is designed to align portfolio manager incentives with the long-term interests of Fund shareholders. Thomas J. Lee, CFA, Chief Investment Officer and lead Portfolio Manager, as a beneficial owner of TLJB LLC (the parent holding company of the Sub-Adviser), receives compensation derived from his ownership interest, which includes a monthly owner’s draw from the Sub-Adviser’s affiliate, Fundstrat Global Advisors. While a portion of the owner’s draw is allocated from the affiliate to the Sub-Adviser based upon Mr. Lee’s monthly hours worked for the Sub-Adviser, Mr. Lee’s primary incentive alignment is through his ownership interest.  Ken Xuan, CFA, FRM, Portfolio Manager, receives as salary from the Sub-Adviser’s affiliate Fundstrat Global Advisors.  A portion of Mr. Xuan’s compensation is allocated from and based on his monthly hours worked for the Sub-Adviser plus a discretionary bonus tied to the overall economics of the Sub-Adviser and to his overall individual contribution. Importantly, there are no short-term, Fund-performance-based incentives that could encourage undue risk-taking included in either Portfolio Manager’s compensation structure. All purchases of shares of the Funds by Sub-Adviser personnel, including the Portfolio Managers, are subject to pre-approval under the Sub-Adviser’s Code of Ethics.

Please retain this Supplement for future reference.